SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 27, 2026

GEOVAX LABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39563	87-0455038
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1955 Lake Park Drive, Suite 300
Smyrna, Georgia 30080
(Address of principal executive offices) (Zip code)

(678) 384-7220
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GOVX	The Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial reporting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 27, 2026, GeoVax Labs Inc. (the “Company”) received a Staff Determination Letter (the “Letter”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Staff has determined to delist the Company’s common stock from Nasdaq.

As set forth in the Letter states, the closing bid price of the Company’s common stock was below the $1.00 per share minimum required for continued listing for the 30 consecutive business days from July 16, 2026 through August 26, 2026. Nasdaq determined that the Company does not comply with Nasdaq Listing Rule 5550(a)(2), which requires listed securities to maintain a minimum bid price of $1.00 per share. Because the Company effected a 1-for-25 reverse stock split on January 12, 2026, Nasdaq further determined that the Company is not eligible for the customary 180-calendar day compliance period under Nasdaq Listing Rule 5810(c)(3)(A)(iv), which applies when an issuer has effected a reverse stock split within the prior one-year period. As previously disclosed, the Company received a notification from Nasdaq that it was not compliant with the minimum $2,500,000 stockholders’ equity requirement under Nasdaq Listing Rule 5550(b). Absent a timely hearing request, trading in the Company’s securities is expected to be suspended at the opening of business on September 8, 2026.

The Company plans to timely request a hearing before the Nasdaq Hearings Panel before the September 3, 2026 deadline set forth in the determination letter. A timely hearing request will stay any further actions. The Company’s common stock will remain listed and continue trading on Nasdaq during the appeal process and pending a final determination by the Hearings Panel.

There can be no assurance that the Hearings Panel will grant the Company’s request for continued listing or that the Company will ultimately regain compliance with all applicable Nasdaq listing requirements or that the Company’s shares of common stock will remain listed on Nasdaq following the hearing.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits
Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2026

GEOVAX LABS, INC.

By:	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer